SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):   November 11, 2003

Universal Access Global Holdings Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-28559

(Commission File Number)

36-4408076

(IRS Employer Identification Number)

233 South Wacker Drive, Suite 600, Chicago, Illinois 60606

(Address of principal executive offices)

Registrant’s telephone number, including area code:  (312) 660-5000

Item 7.            Financial Statements and Exhibits

(c)	Exhibits

Exhibit 99.1 Press release of Universal Access Global Holdings Inc., dated November 11, 2003.

Item 12.          Results of Operations and Financial Condition

On November 11, 2003, Universal Access Global Holdings Inc. issued a press release announcing its financial results for the third quarter ended September 30, 2003.  A copy of the press release is attached hereto as Exhibit 99.1 and hereby incorporated by reference.

The information in this Report, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liability of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, regardless of any general incorporation language in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 11, 2003

UNIVERSAL ACCESS GLOBAL HOLDINGS INC.

By:	/S/ Brian W. Coderre
Brian W. Coderre
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.

99.1	Press Release of Universal Access Global Holdings Inc., dated November 11, 2003.